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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 2, 1997, in the Registration Statement (Form S-4 No. 33-00000) and related Prospectus of Discovery Zone, Inc. for the registration of $85,000,000 13 1/2% Senior Secured Notes.

                                                           /s/ Ernst & Young LLP

West Palm Beach, Florida
November 17, 1997